Eleventh Amendment
to
First Restated Credit Agreement

This ELEVENTH AMENDMENT TO FIRST RESTATED CREDIT AGREEMENT (this “Eleventh Amendment”), dated as of July 26, 2013, is among HALLMARK FINANCIAL SERVICES, INC., a Nevada corporation  (“Borrower”), American Hallmark Insurance Company of Texas, a Texas insurance corporation (“AHIC”), HALLMARK INSURANCE COMPANY (formerly known as Phoenix Indemnity Insurance Company), an Arizona insurance corporation (“HIC”), each other Obligor, and FROST BANK (formerly known as The Frost National Bank), a Texas state bank (“Lender”).

RECITALS:

Borrower, AHIC, HIC, and Lender have previously entered into the First Restated Credit Agreement dated as of January 27, 2006 (such agreement, together with all amendments and restatements, the “Credit Agreement”).

Borrower has requested an amendment to the Credit Agreement.

Lender has agreed to amend the Credit Agreement, subject to the terms of this Eleventh Amendment.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I	Definitions
1.1	Definitions. All capitalized terms not otherwise defined herein have the same meanings as in the Credit Agreement.
1.2	Amendment to Credit Agreement
1.3	Amendment to Credit Agreement Section 1.1. The definition of “Combined Ratio” is deleted and the following is substituted in lieu thereof:

“Combined Ratio” means the net combined ratio of Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP for the four fiscal quarter period ended on the date of determination and in the same manner as used in the determination of the net combined ratio of Borrower and its consolidated Subsidiaries as stated in Borrower’s filed SEC Form 10-Q for the fiscal quarter ended on September 30, 2010.

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1.4	Conditions Precedent
1.5	Conditions. The effectiveness of this Eleventh Amendment is subject to the satisfaction of the following conditions precedent:
(a)	Documents. Lender shall have received the following in number of counterparts and copies as Lender may request:
(i)	Eleventh Amendment. This Eleventh Amendment executed by Borrower, each other Obligor and Lender.
(ii)

Obligor Proceedings.  Evidence that all corporate, limited liability company and partnership proceedings of each Obligor and each other Person (other than Lender) taken in connection with the transactions contemplated by this Eleventh Amendment and the other Loan Documents shall be reasonably satisfactory in form and substance to Lender; and Lender shall have received copies of all documents or other evidence which Lender may reasonably request in connection with such transactions.

(iii)	Expenses. Reimbursement for reasonable Attorney Costs incurred through the date hereof.
(iv)

Other Documents.  In form and substance satisfactory to Lender, such other documents, instruments and certificates as Lender may reasonably require in connection with the transactions contemplated hereby.

(b)	No Default. No Default or Event of Default shall exist after giving effect to this Eleventh Amendment.
(c)	Representations and Warranties.
(i)

All of the representations and warranties contained in Article VIII of the Credit Agreement, as amended hereby, and in the other Loan Documents shall be true and correct on and as of the date of this Eleventh Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date.

(ii)	All of the representations and warranties contained in Article V shall be true and correct on and as of the date hereof and subject to any waiver previously delivered by Lender to Borrower.
(d)	Effectiveness. Upon satisfaction of all conditions precedent in Section 3.1, this Eleventh Amendment shall be effective as of June 30, 2013.
(e)	Ratification
1.6

Ratification.  The terms and provisions set forth in this Eleventh Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Eleventh Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents  are ratified and confirmed and shall continue in full

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force and effect.  Each Obligor agrees that the Credit Agreement, as amended hereby, and the other Loan Documents  to which it is a party or subject shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

1.7	Representations and Warranties
1.8

Representations and Warranties of all Obligors.  Each Obligor hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Eleventh Amendment and any and all other Loan Documents  executed and/or delivered in connection herewith have been authorized by all requisite action on the part of such Obligor and will not violate any organizational document of such Obligor, (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and each other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date,  (c) no Default or Event of Default exists either before or shall exist after giving effect to this Eleventh Amendment,  and (d) such Obligor is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents  to which it is a party or it or its property is subject.

1.9	Miscellaneous
1.10

Reference to Credit Agreement.  Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents  to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

1.11

Severability.  The provisions of this Eleventh Amendment are intended to be severable.  If  for any reason any provision of this Eleventh Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

1.12

Counterparts.  This Eleventh Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Eleventh Amendment by signing any such counterpart.

1.13

GOVERNING LAW.  THIS ELEVENTH AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.  THE LOAN DOCUMENTS ARE PERFORMABLE IN SAN ANTONIO, BEXAR COUNTY, TEXAS, AND BORROWER, EACH L/C RIC AND LENDER WAIVE THE RIGHT TO BE SUED ELSEWHERE.  BORROWER, EACH L/C RIC AND LENDER AGREE THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN SAN ANTONIO, TEXAS SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION WITH THIS ELEVENTH AMENDMENT AND THE OTHER LOAN DOCUMENTS.

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1.14

ENTIRE AGREEMENT.  THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

The Remainder of This Page Is Intentionally Left Blank.

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Executed as of the date first written above.

BORROWER:HALLMARK FINANCIAL SERVICES, INC.

By:
            Jeffrey R. Passmore
            Chief Accounting Officer

L/C RICs:AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS

HALLMARK INSURANCE COMPANY (formerly known as Phoenix Indemnity Insurance Company)

By:

            Jeffrey R. Passmore
            Chief Financial Officer

Eleventh Amendment to First Restated Credit Agreement - Signature Page

OTHER OBLIGORS:

ACO HOLDINGS, INC.
ALLRISK INSURANCE AGENCY, INC.
AMERICAN HALLMARK AGENCIES, INC.
AMERICAN HALLMARK GENERAL AGENCY, INC.
EFFECTIVE CLAIMS MANAGEMENT, INC.
HALLMARK CLAIMS SERVICE, INC.
HALLMARK FINANCE CORPORATION
AMERICAN HALLMARK INSURANCE SERVICES, INC. (formerly known as Hallmark General Agency, Inc.)
HALLMARK UNDERWRITERS, INC.

By:
            Jeffrey R. Passmore

            Chief Financial Officer and Treasurer

AEROSPACE CLAIMS MANAGEMENT GROUP, INC.
AEROSPACE HOLDINGS, LLC

AEROSPACE SPECIAL RISK, INC.

HALLMARK SPECIALTY UNDERWRITERS, INC. (formerly known as
TGA Insurance Managers, Inc., and as Texas General Agency, Inc.)

TGA SPECIAL RISK, INC.

By:
            Jeffrey R. Passmore

            Vice President

AEROSPACE FLIGHT, INC.

By:
            Cecil R. Wise

            Secretary

AEROSPACE INSURANCE MANAGERS, INC.

By:
            Jeffrey R. Passmore

            Senior Vice President

Eleventh Amendment to First Restated Credit Agreement - Signature Page

PAN AMERICAN ACCEPTANCE
CORPORATION

By:
            Jeffrey R. Passmore

            Chief Financial Officer

Eleventh Amendment to First Restated Credit Agreement - Signature Page

LENDER:FROST BANK
(formerly known as The Frost National Bank)

By:

Print Name:
Print Title:

Eleventh Amendment to First Restated Credit Agreement - Signature Page